                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             CORVAS INTERNATIONAL
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           [CORVAS INTERNATIONAL LOGO]

                             3030 Science Park Road
                           San Diego, California 92121
                                 (858) 455-9800



                                                                  April __, 2001

Dear Stockholder:

         The Annual Meeting of Stockholders will be held on Tuesday, May 22, 2001, at 3:00 p.m. local time at the offices of the Company located at 3030 Science Park Road, San Diego, California.

         The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

         After reading the Proxy Statement, please promptly submit your vote according to the instructions on the enclosed Proxy card. A postage-prepaid envelope is enclosed for mailings originating within the United States. Please refer to your Proxy card to determine if you are eligible to vote either by phone or via the internet. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, SUBMIT YOUR VOTE BY PHONE OR VIA THE INTERNET OR ATTEND THE ANNUAL MEETING IN PERSON. YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOU SUBMIT YOUR VOTE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. Any stockholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the Annual Meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.

         A copy of the Company's Annual Report to Stockholders is also enclosed.

         Management and the Board of Directors look forward to seeing you at the meeting.


                                        Sincerely yours,




                                        RANDALL E. WOODS
                                        President and Chief Executive Officer

                           CORVAS INTERNATIONAL, INC.
                             3030 SCIENCE PARK ROAD
                           SAN DIEGO, CALIFORNIA 92121

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD TUESDAY, MAY 22, 2001

TO THE STOCKHOLDERS OF CORVAS INTERNATIONAL, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders of Corvas International, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company located at 3030 Science Park Road, San Diego, California, on Tuesday, May 22, 2001 at 3:00 p.m. local time, for the following purposes:

     1. To elect three Class III directors to hold office until the 2004 Annual Meeting of Stockholders or until their successors have been elected and have qualified.

     2. To approve the Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 75,000,000.

     3. To ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

     4. To transact such other business as may properly come before the Annual Meeting or any postponement or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

         The Board of Directors has fixed the close of business on March 30, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof. A complete list of stockholders entitled to vote will be available at the Corporate Secretary's office, 3030 Science Park Road, San Diego, California, for ten days before the meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS,



                                       M. WAINWRIGHT FISHBURN, JR.
                                       Corporate Secretary

San Diego, California
April __, 2001

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR VOTE ACCORDING TO THE INSTRUCTIONS ON THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

--------------------------------------------------------------------------------
PLEASE REFER TO YOUR PROXY CARD TO DETERMINE IF YOU ARE ELIGIBLE TO VOTE EITHER BY PHONE OR VIA THE INTERNET AT WWW.VOTEPROXY.COM
--------------------------------------------------------------------------------

                           CORVAS INTERNATIONAL, INC.
                             3030 SCIENCE PARK ROAD
                           SAN DIEGO, CALIFORNIA 92121

                             -----------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                              TUESDAY, MAY 22, 2001

                             -----------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Corvas International, Inc., a Delaware corporation (the "Company" or "Corvas"), for use at the Annual Meeting of Stockholders to be held on Tuesday, May 22, 2001, at 3:00 p.m. local time (the "Annual Meeting"), or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company located at 3030 Science Park Road, San Diego, California. The Company intends to mail this Proxy Statement and accompanying proxy card on or about April __, 2001 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of the Company's Common Stock at the close of business on March 30, 2001 will be entitled to receive notice of and to vote at the Annual Meeting. At the close of business on March 30, 2001, the Company had outstanding and entitled to vote 27,364,171 shares of Common Stock. Each holder of record of Common Stock on March 30, 2001 will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Except for Proposal Two, broker non-votes are counted toward a quorum, but are not counted for any purpose in determining

                                      1.

whether a matter has been approved. With respect to Proposal Two, abstentions and broker non-votes will have the same effect as negative votes.

VOTING VIA THE INTERNET OR BY TELEPHONE

         Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The laws of Delaware, the state in which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder.

         The telephone and Internet voting procedures below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

FOR SHARES REGISTERED IN YOUR NAME

         Stockholders of record may go to http://www.voteproxy.com to grant a proxy to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-776-9437 and following the recorded instructions.

FOR SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

         Most beneficial owners whose stock is held in street name receive instruction for granting proxies from their banks, brokers or other agents, rather than the Company's proxy card.

         A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

GENERAL INFORMATION FOR ALL SHARES VOTED VIA THE INTERNET OR BY TELEPHONE

         Votes submitted via the Internet or by telephone must be received by 12:00 midnight, Eastern time on May 21, 2001. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

REVOCABILITY OF PROXIES

         You may revoke or change your proxy at any time before it is voted at the Annual Meeting. It may be revoked by filing with the Corporate Secretary of the Company at the Company's principal executive office, 3030 Science Park Road, San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.


                                      2.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Proposals of stockholders that are intended to be presented at the Company's 2002 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received by the Company no later than December 21, 2001, which is 120 days prior to the first anniversary of the mailing date of this Proxy Statement.

         Unless a stockholder who wishes to bring a matter before the stockholders, including the nomination of any director, at the Company's 2002 annual meeting of stockholders notifies the Company of such matter prior to March 6, 2002, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.


                                 PROPOSAL ONE

                            ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal.

         The Board of Directors is presently composed of eight members. There are three directors in the class designated Class III whose term of office expires as of the 2001 Annual Meeting. Each of the nominees for election to this class is currently a director of the Company. M. Blake Ingle, Ph.D. and Randall
E. Woods, were previously elected by the stockholders. Burton E. Sobel, M.D., was appointed as a director by the Board in February 2000 to fill a new seat on the Board. If elected at the Annual Meeting, each of the nominees would serve until the 2004 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. All three nominees for election have agreed to serve if elected, and management has no reason to believe that any of the nominees will be unable to serve.

         Biographical information for each person nominated as a director, and for each person whose term of office as a director will continue after the Annual Meeting, is set forth below.


                                      3.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM
EXPIRING AT THE 2004 ANNUAL MEETING (CLASS III)

         M. BLAKE INGLE, Ph.D. Dr. Ingle, age 58, was elected Chairman in June 1999, and has served as a director of Corvas since January 1994. Since 1998, Dr. Ingle has been a general partner of Inglewood Ventures, a venture capital firm. From March 1993 to February 1996 when it was acquired by Schering-Plough, Dr. Ingle was the President and Chief Executive Officer of Canji, Inc., a biopharmaceutical company. Prior to that, Dr. Ingle was employed in a variety of capacities with the IMCERA Group, Inc., a healthcare company, consisting of Mallinckrodt Medical, Mallinckrodt Specialty Chemicals and Pitman Moore, from 1980 to 1993, most recently serving as President and Chief Executive Officer. Dr. Ingle currently serves on the Boards of Directors of Vical, Inc., Inex Pharmaceuticals Corp., NewBiotics, Inc. and GeneFormatics Inc., and is the Chairman of the Board of Trustees at The Burnham Institute.

         BURTON E. SOBEL, M.D. Dr. Sobel, age 63, has served as a director of Corvas since February 2000. Dr. Sobel is Physician-in-Chief at Fletcher Allen Health Care and E.L. Amidon Professor and Chair of the Department of Medicine at The University of Vermont College of Medicine. Dr. Sobel currently serves on the Board of Directors of Scios Inc. and has been a consultant to and served on scientific advisory boards of several pharmaceutical and biotechnology companies.

         RANDALL E. WOODS. Mr. Woods, age 49, has served as President and Chief Executive Officer and as a director of Corvas since May 1996. Prior to joining Corvas, Mr. Woods served as the President of the U.S. Operations, Boehringer Mannheim Pharmaceuticals Corporation from March 1994 to March 1996, and was Vice President of Marketing and Sales from December 1993 to March 1994. Prior to that, Mr. Woods served in various capacities at Eli Lilly and Company from 1973 to December 1993.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                  VOTE IN FAVOR OF EACH OF THE NAMED NOMINEES.


DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING (CLASS I)

         J. STUART MACKINTOSH. Mr. Mackintosh, age 45, has served as a director of Corvas since February 2000. Since 1985, Mr. Mackintosh has served in various capacities with European Investors Incorporated, an investment management firm, and is currently Managing Director and Principal. Before joining European Investors Incorporated, Mr. Mackintosh was an Assistant Vice President with Bank of Boston.

         GEORGE P. VLASUK, Ph.D. Dr. Vlasuk, age 45, has served as a director of Corvas since June 1999 and as Chief Scientific Officer since December 2000. Dr. Vlasuk joined Corvas in 1991 and has been Executive Vice President, Research and Development since September 1996. Prior to joining Corvas, Dr. Vlasuk was an Associate Director of Hematology Research at Merck Research Laboratories where he contributed to a broad range of cardiovascular drug programs.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING (CLASS II)

         SUSAN B. BAYH. Ms. Bayh, age 41, has served as a director of Corvas since June 2000. Since 1994 Ms. Bayh has been a Distinguished Visiting Professor at the College of Business Administration at Butler University in Indianapolis, Indiana. From 1994 to 2000, Ms. Bayh was a Commissioner for the International Joint Commission of the Water Treaty Act between the United States and Canada. From 1989 to 1994, Ms. Bayh served as an attorney in the Pharmaceutical Division of Eli Lilly and Company. Ms. Bayh currently serves on the Boards of Directors of Anthem Inc. (a Blue Cross/Blue Shield company), Cubist Pharmaceuticals, Inc., Curis, Inc., Emmis Communications and Golden State Foods.


                                      4.

         MICHAEL SORELL, M.D. Dr. Sorell, age 53, has served as a director of Corvas since April 1996. Since March 1996, Dr. Sorell has been the Managing Partner of MS Capital, LLC, a consulting firm based in New York. From July 1986 to February 1992, Dr. Sorell was associated with Morgan Stanley & Co., an investment banking firm, in various capacities, the last being Principal. From March 1992 to July 1994, Dr. Sorell was a partner in a joint venture with Essex Investment Management of Boston, an investment management firm. In August 1994, Dr. Sorell rejoined Morgan Stanley as the emerging growth strategist where he served until February 1996. Prior to that, Dr. Sorell was on the staff of Memorial Sloan-Kettering Cancer Center and worked in clinical development at Schering-Plough.

         NICOLE VITULLO. Ms. Vitullo, age 43, has served as a director of Corvas since April 1996. Ms. Vitullo has been Managing Director at Domain Associates, L.L.C., a venture capital management company focused on life sciences, since April 1999. From November 1996 to April 1999, Ms. Vitullo was a Senior Vice President, and from November 1992 to November 1996 was Vice President, of Rothschild Asset Management, Inc., which managed International Biotechnology Trust plc and has advised Biotechnology Investments, Limited. Ms. Vitullo served as Director of Corporate Communications at Cephalon, Inc., a neuropharmaceutical company, from July 1991 to November 1992. Prior to that, Ms. Vitullo was Manager, Healthcare Investments at Eastman Kodak Company. Ms. Vitullo also serves on the Board of Directors of Onyx Pharmaceuticals Inc.


BACKGROUND OF EXECUTIVE OFFICER

         CAROLYN M. FELZER. Ms Felzer, age 44, has served as Vice President and Controller of Corvas since December 2000. Previously, Ms. Felzer served as Corvas' Senior Director of Finance and Assistant Corporate Secretary from December 1997 to December 2000, as Controller from January 1993 through December 1997 and as Accounting Manager from July 1991 through January 1993. Prior to joining Corvas, Ms. Felzer held various financial positions with private companies since beginning her career at KPMG LLP ("KPMG").


BACKGROUND OF KEY EMPLOYEES

         KEVIN S. HELMBACHER. Mr. Helmbacher, age 34, joined Corvas in June 2000 as General Counsel. Previously, Mr. Helmbacher was General Counsel at Molecular Biosystems, Inc., a biopharmaceutical company, from November 1998 to May 2000, and Counsel from August 1994 to November 1998.

         STEPHEN F. KEANE. Mr. Keane, age 44, joined Corvas in March 2001 as Vice President of Corporate Development. Previously, Mr. Keane was Vice President of Corporate Development at Epimmunie, Inc., a biopharmaceutical company, from November 1999 to March 2001. From October 1998 to November 1999 Mr. Keane was Vice President of Corporate Development at SIBIA Neurosciences, Inc., a biopharmaceutical company and from November 1994 to October 1998, Mr. Keane was Director of Business Development at Molecular Biosystems, Inc.

         EDWIN L. MADISON, Ph.D. Dr. Madison, age 45, joined Corvas in 1998 and has served as Vice President of Biological Research since December 2000. Previously, Dr. Madison served as Corvas' Executive Director of Molecular Biology from January 2000 to December 2000, as Senior Director of Molecular Biology from January 1999 to January 2000 and as Director of Molecular Biology from March 1998 to January 1999. Prior to joining Corvas, Dr. Madison was Associate Professor of Vascular Biology at The Scripps Research Institute where he maintains an adjunct appointment. Before moving to Scripps, Dr. Madison was an Assistant Professor with joint appointments in the Departments of Biochemistry and Internal Medicine at The University of Texas - Southwestern Medical Center.

         J. EDWARD SEMPLE, Ph.D. Dr. Semple, age 47, has served as Executive Director of Medicinal Chemistry since January 2000. Previously, Dr. Semple served as Corvas' Senior Director of Medicinal Chemistry from January 1998 to January 2000 and as Director of Medicinal Chemistry from April 1996 to January 1998. Prior to joining Corvas, from 1986 to 1992, Dr. Semple was a Senior Research Chemist at E.I. duPont de Nemours and Company and from 1980 to 1986 was a Research Chemist at Shell Development Company.

                                      5.

                        BOARD COMMITTEES AND MEETINGS

         During 2000, the Board of Directors held four regularly scheduled meetings, three special (telephonic) meetings and no actions by unanimous written consent without a meeting occurred during the year. The Company has three standing committees of the Board of Directors: a Human Resources Committee, an Audit Committee and an Executive Committee. The Company does not have a Nominating Committee.

         The Human Resources Committee currently consists of Ms. Vitullo as Chairwoman, Dr. Ingle and Dr. Sobel. For the period January 1, 2000 through February 28, 2000, this Committee, which was formerly named the Compensation and Stock Option Committee, consisted of Ms. Vitullo as Chairwoman and Dr. Ingle. After his appointment to the Board of Directors in February 2000, Dr. Sobel was added to this Committee. The Human Resources Committee is authorized to exercise all powers and authority of the Board of Directors in all compensation matters, including the establishment of rates of salary, bonuses, retirement and other compensation for all directors, officers and such other personnel of the Company as the Board of Directors may from time to time designate. It is also authorized to exercise the authority of the Board of Directors in the administration of the Company's 1991 Incentive and Compensation Plan (the "1991 Plan"), the Company's 2000 Equity Incentive Plan (the "2000 Plan") and the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The Human Resources Committee held four regularly scheduled meetings and one special (telephonic) meeting during 2000.

         The Audit Committee currently consists of Dr. Sorell as Chairman, Dr. Ingle and Mr. Mackintosh. For the period January 1, 2000 through February 28, 2000, this Committee consisted of Dr. Sorell as Chairman and Dr. Ingle. After his appointment to the Board of Directors in February 2000, Mr. Mackintosh was added to this Committee. Corvas has adopted an Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A. The charter specifies that the Audit Committee shall have at least three members, comprised solely of independent directors, each of whom has a working familiarity with basic finance and accounting practices. In addition, at least one member of the Audit Committee shall have accounting or related financial management experience. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling their responsibilities to the stockholders and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee held five regularly scheduled meetings during 2000.

         The Executive Committee consists of Dr. Ingle as Chairman, Ms. Vitullo and Mr. Woods. The Executive Committee is authorized to exercise the full authority of the Board of Directors except with respect to (i) those matters not permitted under the Delaware General Corporation Law to be delegated to any committee, (ii) approval of obligations of the Company in amounts greater than $200,000, (iii) approval of annual operating plans, business plans and major strategic decisions, and (iv) approval of other major transactions such as corporate partnerships or financing plans. The Executive Committee did not hold any meetings during 2000.

         During 2000, all directors attended at least 75% of the Board of Directors meetings held. During 2000, all members of committees of the Board attended at least 75% of the Committee meetings in which they were entitled to participate.

                                       6.

                                  PROPOSAL TWO

       APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


         The Board of Directors has adopted, subject to stockholder approval, an Amended and Restated Certificate of Incorporation (the "Restated Certificate"), a copy of which is attached to this Proxy Statement as Appendix B, to increase the Company's authorized number of shares of Common Stock from 50,000,000 shares to 75,000,000 shares.

         The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the Restated Certificate is adopted, it will become effective upon filing of the Company's Restated Certificate with the Secretary of State of the State of Delaware.

         In addition to the 27,364,171 shares of Common Stock outstanding on March 30, 2001, the Board has reserved 1,969,592 shares for issuance upon exercise of options and rights granted under the Company's stock option and employee stock purchase plans, and 3,181,788 shares which may be issued upon conversion of outstanding 5.5% convertible debentures. The Board also has reserved, in connection with the Company's Stockholder Rights Agreement adopted in September 1997, such number of shares of Common Stock as shall be equal to that number of shares of Common Stock outstanding on the date the rights under such plan become exercisable.

         Although at present the Board of Directors has no other plans to issue the additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, establishing strategic relationships with other companies and expanding the Company's business or product lines through in-licensing or acquiring complementary products, technologies or companies.

         The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

         The affirmative vote of the holders of a majority of the shares of the Common Stock will be required to approve the Company's Restated Certificate. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                      THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE IN FAVOR OF PROPOSAL TWO.

                                       7.

                                 PROPOSAL THREE

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of KPMG as the Company's independent auditors for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. KPMG has audited the Company's financial statements since the Company's inception in March 1987. Representatives of KPMG are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of KPMG as the Company's independent public accountants is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify their selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

AUDIT FEES

         During the year ended December 31, 2000, the aggregate fees billed by KPMG for the audit of the Company's financial statements and for the reviews of the Company's interim financial statements were $60,500.

ALL OTHER FEES

         The Company did not engage KPMG to provide advice regarding financial information systems design and implementation during the year ended December 31, 2000. During the year ended December 31, 2000, the aggregate fees billed by KPMG for professional services other than audit and information technology consulting fees were $10,500. The Audit Committee has determined the rendering of all other non-audit services by KPMG is compatible with maintaining the auditor's independence.


                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE IN FAVOR OF PROPOSAL THREE.

                                       8.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 30, 2001 by (i) all those known by the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director, (iii) each of the executive officers named in the summary compensation table, and (iv) all directors and executive officers as a group.

                                                                             BENEFICIAL OWNERSHIP(1)
                                                                             -----------------------
                                                                        SHARES             PERCENTAGE
                                                                     BENEFICIALLY         BENEFICIALLY
           BENEFICIAL OWNER                                              OWNED                OWNED
           ----------------                                              -----                -----
Artisan Equity Limited(2)............................................ 3,181,788               10.4%
     c/o Island Circle Ltd.
     22 Church Street
     Hamilton HM11 Bermuda

International Biotechnology Trust plc................................ 2,155,837                7.9%
     c/o Schroder Ventures
     31 Gresham Street
     London EC2V 7QA
     England

Wanger Asset Management, L.P.(3)..................................... 1,383,000                5.1%
     227 West Monroe, Suite 3000
     Chicago, Illinois  60606-5016

J. Stuart Mackintosh(2)(4)........................................... 3,185,538               10.4%

Randall E. Woods(5)..................................................   444,062                1.6%

George P. Vlasuk, Ph.D.(6)...........................................   159,200                 *

M. Blake Ingle, Ph.D.(7).............................................    39,250                 *

Carolyn M. Felzer(8).................................................    39,013                 *

Michael Sorell, M.D.(9)..............................................    13,250                 *

Nicole Vitullo(10)...................................................    13,250                 *

Burton E. Sobel, M.D.(11)............................................     3,750                 *

Susan B. Bayh........................................................       -0-                 *

All directors and officers as group (9 persons)(12).................. 3,897,313               12.5%

----------------
* Less than 1%.

(1) This table is based on information furnished by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has the sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages

                                       9.

      are based on 27,364,171 shares of Common Stock outstanding, adjusted as required by rules promulgated by the Securities and Exchange Commission (the "SEC").

(2) Represents 3,181,788 shares of Common Stock issuable upon conversion of $10.0 million of convertible notes at $3.25 per share. The shares beneficially owned above include 104,865 shares, representing $861,887 of accreted value assumed to be converted on March 30, 2001 at $8.219 per share, which is the average closing price of the Company's Common Stock on the Nasdaq National Market on the 20 trading days preceding March 30, 2001. Mr. Mackintosh, who is the designee of Artisan Equity Limited on the Company's Board of Directors, disclaims beneficial ownership of these shares.

(3) Acorn Investment Trust beneficially owns 1,258,000 shares of Common Stock and shares voting and dispositive power over the 1,258,000 shares with Wanger Asset Management, L.P. and its general partner Wanger Asset Management Ltd. Oregon State Treasury beneficially owns 125,000 shares of Common Stock and shares voting and dispositive power over the 125,000 shares with Wanger Asset Management, L.P. and its general partner Wanger Asset Management Ltd.

(4) Includes 3,750 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 30, 2001.

(5) Includes 444,062 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 30, 2001.

(6) Includes 157,812 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 30, 2001, and 1,388 shares of Common Stock purchased by Dr. Vlasuk through the Purchase Plan.

(7) Includes 28,250 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 30, 2001.

(8) Includes 30,875 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 30, 2001, and 5,396 shares of Common Stock purchased by Ms. Felzer through the Purchase Plan.

(9) Represents 13,250 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 30, 2001.

(10) Represents 13,250 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 30, 2001.

(11) Represents 3,750 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 30, 2001.

(12) Includes 694,999 shares of Common Stock issuable upon exercise of options and 3,181,788 shares of Common Stock issuable upon conversion of convertible notes exercisable within 60 days of March 30, 2001. See footnotes (1) through (11) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the directors and executive officers of the Company, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 2000. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2000, the Company believes that its officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                                       10.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         Members of the Board of Directors who are employees of the Company or who are representatives of principal stockholders do not receive compensation for service as directors or for service as members of any committee of the Board. Drs. Sobel and Sorell, Ms. Bayh and Ms. Vitullo each currently receive compensation at the rate of $15,000 per year for their service as a non-employee director who is not a representative of a principal stockholder of the Company. Dr. Ingle is compensated at the rate of $20,000 per year for service as Chairman of the Board unaffiliated with any principal stockholder. During the fiscal year ended December 31, 2000, the total compensation paid to outside directors in connection with their service as directors was $57,014. The members of the Board are also reimbursed for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

         In 2000, each non-employee director received an option to purchase 8,000 shares of Common Stock, except for the three new directors, Mr. Mackintosh, Dr. Sobel and Ms. Bayh, who each received an initial stock option grant to purchase 15,000 shares of Common Stock on the date they were appointed a director for the first time. Options granted to non-employee directors under the 1991 Plan generally become exercisable at the rate of 25% per year over four years, and have a maximum term of 10 years from the grant date. Under the 1991 Plan, upon certain corporate events involving the Company resulting in a change-in-control, at the discretion of the Board, the vesting of each option will accelerate for a period of 30 days prior to such event and the option will terminate if not exercised prior to the consummation of the transaction or each option will be assumed or an equivalent option will be substituted by the successor corporation, if the Company is not the surviving entity. However, option grants to non-employee directors are now made under the 2000 Plan.

         Pursuant to the 2000 Plan and effective January 2001, each non-employee director of the Company receives, on the first business day of each fiscal year, an annual non-discretionary stock option grant to purchase 8,000 shares of Common Stock at an exercise price equal to 85% of the fair market value of the Common Stock on the date of grant and each new non-employee director will receive a one time stock option grant to purchase 15,000 shares of Common Stock at an exercise price equal to 85% of the fair market value of the Common Stock on the date of grant. However, a non-employee director is not entitled to an annual grant if such non-employee director received an initial grant in that same fiscal year or within 6 months of the initial grant. Options granted to non-employee directors under the 2000 Plan generally vest over a four-year period, 25% on the first anniversary of the grant date and 6.25% each quarter thereafter until fully vested, and have a maximum term of 10 years from the grant date. Under the 2000 Plan, upon certain corporate events involving the Company resulting in a change in control, the surviving or acquiring corporation shall assume or shall replace by substitute options any outstanding options. In the event the surviving or acquiring corporation refuses to assume or replace the outstanding options, the outstanding options shall be accelerated in full and shall be terminated if not exercised at or prior to such event.

         Options granted to non-employee directors under the 1991 Plan and the 2000 Plan are not intended by the Company to qualify as incentive stock options under the Code, nor do they disqualify the members of the Human Resources Committee from granting stock awards which, pursuant to Rule 16b-3, are exempt from the application of Section 16 of the Exchange Act. During the fiscal year ended December 31, 2000 and pursuant to the 1991 Plan, the Company, in the aggregate, granted to non-employee directors options to purchase 15,000 shares at an exercise price of $3.825 per share, options to purchase 39,000 shares at an exercise price of $10.51875 and options to purchase 15,000 shares at an exercise price of $9.5893, each of which represents 85% of the fair market value on the date of grant (the average of the high and low sales price reported on The Nasdaq Stock Market for the date of grant). As of March 30, 2001, options to purchase 373,000 shares have been granted to directors and former directors under the 1991 Plan, the 2000 Plan and outside of the plans (net of cancellations), 146,000 options have been exercised and 227,000 options remain outstanding.

                                       11.

COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table sets forth for the years ended December 31, 2000, 1999 and 1998 compensation earned by the Company's Chief Executive Officer and the two other executive officers at December 31, 2000, whose salaries and bonuses for services rendered to the Company during the fiscal year ended December 31, 2000 were in excess of $100,000 (collectively, the "Named Executive Officers"). Executive officers serve at the discretion of the Board of Directors, subject to certain existing employment agreements. See "Employment Agreements."

                                                                                Long-Term
                                                                               Compensation
                                              Annual Compensation                 Awards
                                             ---------------------            --------------
       Name and                                                                   Stock         All Other
      Principal                                Salary(1)         Bonus          Options(2)       Compen-
       Position                      Year         ($)             ($)              (#)         sation(3)($)
       --------                      ----      ---------        -------          --------      ------------
Randall E. Woods(4)                  2000       375,000         117,309           150,000             5,346
President and Chief                  1999       355,048         112,211           250,000             4,898
Executive Officer                    1998       375,241           8,967                -0-            5,279

George P. Vlasuk, Ph.D.(5)           2000       275,000          76,246           150,000             1,579
Chief Scientific Officer and         1999       250,000          50,000           125,000             1,437
Executive Vice President             1998       250,000             -0-                -0-            1,393
Research and Development

Carolyn M. Felzer(6)                 2000       110,000          45,284            50,000               127
Vice President, Controller           1999       100,000          20,000            22,000               115
and Assistant Corporate              1998        95,000             -0-                -0-               94
Secretary

----------------
(1) Includes amounts earned but deferred into the Company's 401(k) Compensation Deferral Savings Plan at the election of the executive officer.

(2) To date, the Company has not issued any restricted stock awards to any executive officers.

(3) Includes amounts paid on behalf of certain executive officers for long-term disability insurance premiums and excess group term life insurance premiums.

(4) The amount set forth under the column entitled "Bonus" for 2000 includes $17,039 of interest which would have been payable in 2000 under an interest-free loan granted by the Company. This loan was originally granted to Mr. Woods upon his hire in 1996. See "Certain Transactions." The Human Resources Committee awarded Mr. Woods a cash bonus award of $200,000 for performance in fiscal year 2000, $100,000 of which was received in December 2000 and $100,000 of which was received in January 2001.

(5) The amount set forth under the column entitled "Bonus" for 2000 includes a noncash incentive award and a cash bonus award paid in January 2000 for performance in fiscal year 1999. The Human Resources Committee awarded Dr. Vlasuk a cash bonus of $200,000 for performance in fiscal year 2000, which was received in January 2001 and is therefore not included in this column.

(5) The amount set forth under the column entitled "Bonus" for 2000 includes a cash bonus award paid in January 2000 for performance in fiscal year 1999. The Human Resources Committee awarded Ms. Felzer a cash bonus of $30,000, which was received in December 2000.

                                       12.

                        STOCK OPTION GRANTS AND EXERCISES

         Since July 2000, the Company has granted stock options to its executive officers and others under its 2000 Plan. Prior to July 2000, such grants were made pursuant to the 1991 Plan. As of March 30, 2001, options to purchase a total of 1,572,067 shares had been granted and were outstanding under the 1991 Plan, stock awards totaling 5,400 had been made under the 1991 Plan and no shares remain available for grant thereunder. As of March 30, 2001, options to purchase a total of 822,900 shares had been granted and were outstanding under the 2000 Plan and options to purchase 1,782,049 shares remained available for grant thereunder.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding stock options granted to the Named Executive Officers during the year ended December 31, 2000:

                                      Individual Grants
                   ------------------------------------------------------
                     Number         % of                                          Potential Realizable Value
                       of           Total                                             at Assumed Annual
                     Shares        Options                                           Rates of Stock Price
                   Underlying     Granted to                                           Appreciation for
                    Options       Employees       Exercise       Expira-             Option Term (4), (5)
                    Granted       in Fiscal        Price          tion           ---------------------------
     NAME           (#)(1)         Year(2)      ($/Share)(3)      Date                5%              10%
     ----           -------      ------------   ------------   ----------        ------------   ------------
Mr. Woods           150,000         22.89%        $16.5315      12/11/10          $1,559,486     $3,952,043

Dr. Vlasuk          150,000         22.89%        $16.5315      12/11/10          $1,559,486     $3,952,043

Ms. Felzer           50,000          7.63%        $16.5315      12/11/10            $519,829     $1,317,348

----------------
(1) Includes options granted under the 2000 Plan. Under the 2000 Plan, upon certain corporate events involving the Company resulting in a change in control, the surviving or acquiring corporation shall assume or shall replace by substitute options any outstanding options. In the event the surviving or acquiring corporation refuses to assume or replace the outstanding options, the outstanding options shall be accelerated in full and shall be terminated if not exercised at or prior to such event.

(2) Based on an aggregate of 655,400 options granted to employees in 2000, including the above grants. This is not necessarily indicative of the number of options that will be granted in the future.

(3) The exercise price is equal to 100% of the fair market value of the Common Stock on the date of grant.

(4) The 5% and 10% assumed rates of appreciation are suggested by the rules of the SEC and do not represent the Company's estimate or projection of the future Common Stock price.

(5) The potential realizable value is calculated based on the term of the option at the time of grant (10 years in all cases above). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders. For example, a stockholder who purchased one share of stock on December 12, 2000 at $16.5315, held the stock for 10 years and sold it on December 11, 2010 while the stock appreciated at 5% and 10% compounded annually, would have profits of $10.40 and $26.35, respectively, on his $16.5315 investment.

                                      13.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth certain information with respect to the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 2000, and the number and value of securities underlying unexercised options held by the Named Executive Officers as of December 31, 2000:

                                                            Number of Unexercised               Value of Unexercised
                                                                  Options at                    In-the-Money Options at
                                                           December 31, 2000 (#)(1)             December 31, 2000 ($)(2)
                                                           ------------------------             ------------------------

                         Shares           Value
                       Acquired On       Realized
                      Exercise (#)          ($)         Exercisable     Unexercisable      Exercisable       Unexercisable
                      ------------       --------       -----------     -------------      -----------       -------------
NAME
----
Mr. Woods                123,125        1,200,410         417,500          359,375          3,567,734          2,125,000

Dr. Vlasuk                78,704          893,049         142,187          264,063          1,327,534          1,146,294

Ms. Felzer                 2,742           42,930          28,000           68,000            271,016            182,484

-------------

(1) Includes options granted under the 1991 Plan and the 2000 Plan. Options granted under both the 1991 Plan and the 2000 Plan generally vest over a four-year period, 25% on the first anniversary of the grant date and 6.25% each quarter thereafter until fully vested, and have a maximum term of 10 years from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company.

(2) Amounts reflected are based on the fair market value of the Company's Common Stock at December 29, 2000 ($13.25), minus the exercise price of the options.


EMPLOYMENT AGREEMENTS

         In March 1997, the Company entered into an amended employment agreement with Mr. Woods, and entered into a new agreement with Dr. Vlasuk. The agreements provide that in the event the employment of the officer is terminated without cause, or if the officer terminates his employment upon a change of control of the Company (or within six months thereafter) or in the event of a violation of the agreement by the Company, such officer is entitled to continue to receive his then-current annual base salary and benefits for a period of one year following termination and immediate vesting of all stock options held by the officer. Upon such officer's death or total disability, as defined in the agreement, the officer or his estate or personal representative shall be entitled to receive his then-current base salary and benefits for a period of three months.


                                       14.

                     REPORT OF THE HUMAN RESOURCES COMMITTEE
                          OF THE BOARD OF DIRECTORS(1)

         The Human Resources Committee (the "Committee") currently consists of Ms. Vitullo, Dr. Ingle and Dr. Sobel. None of the members have ever been officers or employees of the Company. The Committee is responsible for setting and administering the Company's policies governing employee compensation and administering the Company's employee benefit plans, as well as reviewing and granting options to the executive officers and all eligible employees. The Committee evaluates the performance of management and determines compensation policies and levels. The full Board of Directors reviews the Committee's recommendations regarding the compensation of executive officers and has ultimate responsibility regarding compensation decisions. The Board approved the Committee's recommendations regarding compensation of executive officers in 2000.

COMPENSATION PROGRAM

         Annual compensation for the Company's executive officers consists of three elements: a cash salary, stock option grants and the possibility of receiving performance-based bonus awards. As in previous years, to make compensation determinations, the Committee reviewed historical and current compensation information of management at other biotechnology companies in similar geographic areas and at similar stages of development or with a similar therapeutic focus, as well as a number of industry surveys regarding short- and long-term executive compensation. This includes certain companies that are components of either or both of the Nasdaq CRSP Total Return Index for The Nasdaq Stock Market ("Nasdaq US") or Nasdaq Pharmaceutical Index ("Nasdaq Pharm"), the market indices appearing in the performance graph included in this Proxy Statement. Based in part on this information, the Committee generally sets salaries at or above the median range for companies of comparable size in similar industries. The Committee also considers the individual performance and responsibilities of the executive officers. Currently, the executive officers are compensated at or above the median for comparable companies reviewed by the Committee.

         In making executive compensation decisions, the Committee believes that compensation of executives should be directly linked to overall Company progress and performance and the long-term value created for its stockholders, as well as individual performance. To accomplish this, the Company's compensation programs, including salary and incentives, seek to provide competitive compensation that is reflective of both Company and individual performance. The Company considers a number of factors, including the following, in determining the elements of compensation for its executive officers.

         o Compensation should be meaningfully related to the long-term value created for stockholders.

         o Compensation programs should support the short- and long-term strategic goals and objectives of the Company.

         o Compensation programs should reflect and promote the Company's values, and reward individuals based on their contributions to the Company's success.

         o In order to attract and retain well-qualified executives, the Company's compensation decisions take into account competitive pay levels.

         o While base compensation should be determined by individual contribution, the actual amounts earned by executives in variable compensation programs should be dictated by how the Company performs.

--------
(1) The material in this Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any incorporation language contained in such filing.


                                       15.

         BASE SALARY. The Committee's policy is to review the base salary for the Chief Executive Officer and each of the Company's executive officers annually. The Committee reviews executive salaries for other biotechnology companies at a comparable stage of development and financial condition. The Committee also reviews a number of criteria, including performance of the Company and the individual executive, relative experience and responsibilities, and competitive pay practices. Such criteria for the Company's current stage of development include status of new and existing collaborative agreements, achievement of product development milestones, progress in new drug discovery programs and in clinical trials, continued presentation of information to the scientific and financial communities, financing activities, corporate development and recruitment and retention of key personnel.

         STOCK OPTION GRANTS. The Company uses its stock option program to further align the interests of stockholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's Common Stock. In December 2000, the Committee granted options to executive officers based on performance and contributions during 2000. Items considered by the Committee were the officer's position and responsibilities, the individual officer's performance and contributions for the period reviewed, equity incentives paid to comparable officers at similar companies, the number of previously granted options, and the desire to provide greater incentives to meet the Company's objectives.

         BONUS AWARDS. The Committee has discretionary authority to award bonuses to executive officers and to other key employees based on individual and Company performance. The Committee reviews Company achievements and individual performance including attainment of product research and development milestones, maintaining and extending collaborative relationships, obtaining corporate financing and controlling expenditures. Based on performance of the officers and the Company's improved financial condition, bonuses were awarded to each of the executive officers for their performance in 2000.

         CHIEF EXECUTIVE OFFICER COMPENSATION. During 2000, Mr. Woods led the Company's continued progress in its strategic planning, business development programs and financing activities. In recognition of the significant progress made in achieving the Company's 2000 goals, specifically, the closing of a public offering of Common Stock wh\ich resulted in gross proceeds of $115 million that should enable the Company to continue its research and development programs, the increase in both the market capitalization of the Company and the average daily trading volume of the Company's stock, the initiation of research coverage on the Company by five new analysts, and continued progress in the attainment of corporate development activities of the Company, the Committee approved a 5.3% salary increase for 2001. In addition, the Committee awarded Mr. Woods a cash bonus of $200,000 for his performance in 2000, $100,000 of which was received in December 2000 and $100,000 of which was received in January 2001. The Committee also granted him options to purchase a total of 150,000 shares of Common Stock in 2000. These options were granted at an exercise price of $16.5315 per share, which represented the fair market value on the date of grant. Mr. Woods currently holds options to purchase 776,875 shares of the Company's Common Stock.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1.0 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1.0 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Committee has determined that stock options granted under the either the 1991 Plan or the 2000 Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be eligible to be treated as "performance-based compensation."

Nicole Vitullo, Chairwoman
M. Blake Ingle, Ph.D.
Burton E. Sobel, M.D.


                                       16.

                          REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS(2)

         The Audit Committee currently consists of three directors: Dr. Sorell, Dr. Ingle and Mr. Mackintosh. All of the members are independent as defined by the National Association of Security Dealers ("NASD"). The Audit Committee is responsible for overseeing and reviewing the Company's financial reporting practices on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors, KPMG, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America.

         The Audit Committee has adopted a new charter that was approved by the Board of Directors and is attached to this Proxy Statement as Appendix A.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2000 with management and with KPMG. In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and has discussed with KPMG their independence from management and Corvas. The Audit Committee received the written disclosures and letter regarding its independence from KPMG as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         The Audit Committee discussed with KPMG the overall scope and plan for their audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

         Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of KPMG as our independent auditors.

Michael Sorell, M.D., Chairman
M. Blake Ingle, Ph.D.
J. Stuart Mackintosh



---------------
(2) The material in this Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any incorporation language contained in such filing.


                                       17.

                       PERFORMANCE MEASUREMENT COMPARISON

         The following graph compares the cumulative total stockholder return on the Company's Common Stock for the five years ended December 31, 2000 to two indices: The Nasdaq US and the Nasdaq Pharm. The total return for each of the Company's stock, the Nasdaq US and the Nasdaq Pharm assumes the reinvestment of dividends, although dividends have never been declared on the Company's Common Stock. The Nasdaq US tracks the aggregate price performance of equity securities of U.S. companies traded on The Nasdaq Stock Market. The Nasdaq Pharm tracks the aggregate price performance of equity securities of pharmaceutical companies listed under the Standard Industrial Classification ("SIC") code 283 (drugs) and traded on The Nasdaq Stock Market. The Company's Common Stock is traded on The Nasdaq Stock Market and is a component of both the Nasdaq US and the Nasdaq Pharm.(3)

         IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.


                       Comparison of Five Year Cumulative
                          Total Return on Investment(4)

Corvas Proxy Report
Performance Measurement Comparison

                      Corvas                     NASDAQ US                  NASDAQ PHARM
          ------------------------------   ---------------------      -----------------------
          Closing     Index     Indexed      Index       Indexed       Index      Indexed
Date       price      Value      Price       Value        Price        Value       Price
------    ------     -------   ---------   --------      -------      -------    --------
                                 Corvas                   NASDAQ               USNASDAQ Pharm
                                -------                  -------               --------------
Dec-95    $5.625     $5.625     100.000    345.574       100.000      396.704     100.000
Mar-96    $5.500     $5.625      97.778    361.756       104.683      412.774     104.051
Jun-96    $4.875     $5.625      86.667    391.219       195.131      400.677     101.002
Sep-96    $4.625     $5.625      82.222    405.205       117.256      410.197     103.401
Dec-96    $5.625     $5.625     100.000    425.181       123.036      397.917     100.306
Mar-97    $5.500     $5.625      97.778    402.095       116.356      377.538      95.169
Jun-97    $6.500     $5.625     115.556    475.783       137.679      407.787     102.794
Sep-97    $5.125     $5.625      91.111    556.242       160.962      457.640     115.361
Dec-97    $3.875     $5.625      68.889    520.755       150.693      411.206     103.656
Mar-98    $5.000     $5.625      88.889    609.454       176.360      451.472     113.806
Jun-98    $4.125     $5.625      73.333    626.275       181.227      417.336     105.201
Sep-98    $2.063     $5.625      36.676    565.127       163.533      394.075      99.337
Dec-98    $2.813     $5.625      50.009    734.376       212.509      523.454     131.951
Mar-99    $2.500     $5.625      44.444    823.596       238.327      574.092     144.715
Jun-99    $3.000     $5.625      53.333    900.956       260.713      584.810     147.417
Sep-99    $2.813     $5.625      50.0099    23.386       267.204      672.762     169.588
Dec-99    $4.438     $5.625      78.898  1,364.746       394.921      983.873     248.012
Mar-00   $11.000     $5.625     195.556  1,531.672       443.225    1,207.538     304.393
Jun-00   $12.000     $5.625     213.333  1,331.669       385.350    1,340.430     337.892
Sep-00   $23.250     $5.625     413.333  1,225.310       354.572    1,474.396     371.661
Dec-00   $14.375     $5.625     255.556    821.146       237.618    1,223.782     308.487

NOTES: Chart the entry date (last day of trading prior to the 1st day of the 5th preceeding year), plus 5 most recent years
       Corvas index value is the closing price on entry date
       Other index values are from NASDAQ total return indexes
       Index price is calculated above, then linked to separate spreadsheet to use as plot points

-----------------
(3) The material in this Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any incorporation language contained in such filing.
(4) Assumes $100 invested on December 29, 1995 in the Company's Common Stock, the Nasdaq US and the Nasdaq Pharm.


                                       18.

                              CERTAIN TRANSACTIONS


         In June 1996, as a recruiting incentive, the Company loaned Mr. Woods $200,000, interest-free, in connection with his relocation to San Diego County, California. The note has been amended several times by the Board and Human Resources Committee. In July 1999, the note was amended to increase the principal amount of the note to $277,500 and in September 2000, the maturity date of the note was amended to be the earlier of August 31, 2001 within 90 days of Mr. Woods' termination of employment with the Company. As of March 30, 2001, the outstanding principal on the loan was $277,500.

         In the second half of 1999, Corvas issued and sold, in two private financings, a total of 2,000,000 shares of common stock for $2.50 per share and 5.5% convertible senior subordinated notes due in August 2006, in an original principal amount of $10.0 million. Total net proceeds of $14.8 million were raised in these financings. At the option of the note holder, the principal of both notes is convertible into shares of common stock at $3.25 per share, subject to certain adjustments. Interest on the outstanding principal amounts of these notes accretes at 5.5% per annum, compounded semi-annually, with interest payable upon redemption or conversion. Upon maturity, these notes will have an accreted value of $14.6 million. At Corvas' option, the accreted interest portion of both notes may be paid in cash or in Corvas common stock priced at the then-current market price. Corvas has agreed to pay any applicable withholding taxes that may be incurred in connection with the accreted interest, which are estimated and accrued at 30% of the annual accretion. Corvas may redeem the notes any time after August 18, 2002 upon payment of the outstanding principal and accreted interest.

         The Company has entered into indemnity agreements with its officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements such person may be required to pay in actions or proceedings which such person is or may be made a party by reason of their position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.










                                       19.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

                                       By Order of the Board of Directors,





                                       M. WAINWRIGHT FISHBURN, JR.
                                       Corporate Secretary

                                       April __, 2001


A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000 is available without charge upon written request to: Corporate Secretary, 3030 Science Park Road, San Diego, California 92121.












                                       20.

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER
                           CORVAS INTERNATIONAL, INC.


I.   PURPOSE

         The primary function of the Audit Committee ("Committee") is to assist the Board of Directors in fulfilling their responsibilities to the stockholders and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

    o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

    o Recommend to the Board of Directors the independent accountants to be selected to audit the financial statements of the Company. Review the performance of the Company's independent accountants.

    o Provide a direct link of communication between the independent accountants and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.  COMPOSITION

       The Committee shall be comprised of three or more independent directors as determined by the Board of Directors. Each shall be an independent director, free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board of Directors and shall serve until their successors have been duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

       The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Committee or either of these groups believe should be discussed privately.


IV.      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

1.       Review and assess the adequacy of this Charter annually.

2. Review the Company's annual financial statements, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any prospectuses filed with the U.S. Securities and Exchange Commission ("SEC"), including any certification, report, opinion, or review rendered by the independent accountants.

3. Approve the fees and other compensation to be paid to the independent accountants.

4. On an annual basis, the Committee should review and discuss with the accountants all significant relationships they have with the Company to confirm the accountants' independence.

5. Prepare a letter for inclusion in the annual meeting proxy statement that describes the Committee's compensation and responsibilities and how these responsibilities have been discharged.

6. Recommend to the Board of Directors, on an annual basis, the selection of the independent accountants, considering their independence and effectiveness.

7. Meet with the independent accountants and management to review the scope of the proposed annual audit for the current year and the audit procedures to be utilized.

8. Following completion of the annual audit, review with both management and the independent accountants, separately if necessary, any significant difficulties, risks or exposures and any significant audit findings encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

9. Provide sufficient opportunity for the independent accountants to meet with members of the Committee without members of management present.

10. In consultation with the independent accountants, review the adequacy and effectiveness of the organization's accounting and financial reporting processes, both internal and external. Elicit any recommendations for the improvement of such internal control procedures.

Audit Committee Charter
Page 3

-------------------------------------------------------------------------------

11. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants and management.

12. Review any significant disagreement between management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

14.      Review the accounting and financial human resources within the Company.

15. Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigation.

16. Review the performance of the independent accountants and approve any proposed replacement or dismissal of the independent accountants when circumstances warrant.

17. Report periodically through its Chair to the Board of Directors on significant results of the foregoing activities.

18. Perform other such functions as assigned by law or the Board of Directors.

The responsibilities and duties of members of the Committee are in addition to those duties set out for a member of the Board of Directors.

                                   APPENDIX B


                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           CORVAS INTERNATIONAL, INC.


         Randall E. Woods and M. Wainright Fishburn hereby certify that:

         ONE:     The original name of this corporation is Corvas International,
Inc. and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is May 11, 1993.

         TWO:     They are the duly elected and acting President and Secretary, respectively, of Corvas International, Inc., a Delaware corporation.

         THREE:   The Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

                                       I.

           The name of this corporation is Corvas International, Inc.

                                      II.

         The address of the registered office of the corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, and the name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

                                     III.

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                      IV.

         A. This corporation is authorized to issue two classes of stock designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is eighty-five million (85,000,000) shares, consisting of seventy-five million (75,000,000) shares of Common Stock, each having a par value of one-tenth of one cent ($.001), and ten million (10,000,000) shares of Preferred Stock, each having a par value of one tenth of one cent ($.001).

         B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         C. DESIGNATION AND AMOUNT. Seven Hundred Fifty Thousand (750,000) shares of Preferred Stock, $.001 par value, are designated "Series C Junior Participating Preferred Stock" with the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions specified herein (the "Series C Preferred"). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series C Preferred.

         (1)      DIVIDENDS AND DISTRIBUTIONS.

                  (i) Subject to the payment in full of all accrued dividends to the holders of any shares of any other series of Preferred Stock (or any similar stock) ranking prior and superior to the Series C Preferred with respect to dividends, the holders of shares of Series C Preferred, in preference to the holders of Common Stock, par value $.001 per share (the "Common Stock"), of the Company (preferential to the Common Stock), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of April, July, October and January in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $l.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series C Preferred were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common
Stock that were outstanding immediately prior to such event.

                  (ii) The Company shall declare a dividend or distribution on the Series C Preferred as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series C Preferred shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (iii) Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Preferred from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  (2) VOTING RIGHTS. The holders of shares of Series C Preferred shall have the following voting rights:

                           (i)      Subject to the provision for adjustment
hereinafter set forth, each share of Series C Preferred shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (ii)     Except as otherwise provided herein, in any
other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the Series C Preferred shall be voted equally with the shares of the Common Stock and any other capital stock of the Company having general voting rights as one class on all matters submitted to a vote of stockholders of the Company.

                           (iii)    Except as set forth herein, or as otherwise
provided by law, holders of Series C Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of the Common Stock as set forth herein) for taking any corporate action.

                  (3)      CERTAIN RESTRICTIONS.

                           (i)      Whenever quarterly dividends or other
dividends or distributions payable on the Series C Preferred as provided in
Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred outstanding shall have been paid in full, the Company shall not:

                                    (a)      declare or pay dividends, or make
any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred;

                                    (b)      declare or pay dividends, or make
any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred, except dividends paid ratably on the Series C Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                                    (c)      redeem or purchase or otherwise
acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Preferred; or

                                    (d)      redeem or purchase or otherwise
acquire for consideration any shares of Series C Preferred, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                           (ii)     The Company shall not permit any subsidiary
of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this
Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                  (4) REACQUIRED SHARES. Any shares of Series C Preferred purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                  (5) LIQUIDATION, DISSOLUTION OR WINDING UP. Subject to the payment in full of the liquidation preferences of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series C Preferred with respect to the distribution of assets, upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred unless, prior thereto, the holders of shares of Series C Preferred shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series C Preferred shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred, except distributions made ratably on the Series C Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (6) CONSOLIDATION, MERGER, ETC. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series C Preferred shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of

Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (7) NO REDEMPTION. The shares of Series C Preferred shall not be redeemable.

                  (8) RANK. The Series C Preferred shall rank, with respect to the payment of dividends and the distribution of assets, junior to any class of the Company's Preferred Stock.

                  (9) AMENDMENT. The Restated Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred, voting together as a single class.

                                       V.

         For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

         A.       (1)     The management of the business and the conduct of the
affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed
(a) by one or more resolutions adopted by the Board of Directors, or (b) by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of voting stock of the corporation entitled to vote at an election of directors (the "Voting Stock").

                  (2) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At each annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

                  Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                  (3) Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time
(i) with cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the Voting Stock; or
(ii) without cause by an affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then-outstanding shares of the Voting Stock.

                  (4) Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

         B.       (1)      Subject to paragraph (h) of Section 43 of the
By-laws, the By-laws may be altered or amended or new By-laws adopted by the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend or repeal By-laws.

                  (2) The directors of the corporation need not be elected by written ballot unless the By-laws so provide.

                  (3) No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the By-laws and no action shall be taken by the stockholders by written consent.

                  (4) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), or (iv) the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting, and shall be held at such place, on such date and at such time as the Board of Directors shall fix.

                  (5) Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the By-laws of the corporation.

                                      VI.

         A. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      VII.

         A.       (1)      In addition to any affirmative vote required by law,
by this Restated Certificate of Incorporation or by any Preferred Stock Designation, and except as otherwise expressly provided in Section B of this
Article VII:

                           (i)      any merger or consolidation of the
corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder, or

                           (ii)     any sale, lease, exchange, mortgage, pledge,
transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) equal to or greater than 15% of the corporation's assets as set forth on the corporation's most recent audited consolidated financial statements or

                           (iii)    the issuance or transfer by the corporation
or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equal to or greater than 15% of the corporation's assets as set forth on the corporation's most recent audited consolidated financial statements; or

                           (iv)     the adoption of any plan or proposal for the
liquidation or dissolution of the corporation proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or

                           (v)      any reclassification of securities
(including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary which is Beneficially Owned (as hereinafter defined) by any Interested Stockholder or any Affiliate of any Interested Stockholder;

shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of voting power of all the then-outstanding shares of the Voting Stock, voting together as a single class. Such affirmative vote shall be required notwithstanding any other provisions of this Restated Certificate of Incorporation or any provision of law or of any agreement with any national securities exchange or otherwise which might otherwise permit a lesser vote or no vote.

                  (2)      The term "Business Combination" as used in this
Article VII shall mean any transaction which is referred to in any one or more of subparagraphs (i) through (v) of paragraph (1) of this Section A.

         B. The provisions of Section A of this Article VII shall not be applicable to any particular Business Combination and such Business Combination shall require only such affirmative vote as is required by law, any other provision of this Restated Certificate of Incorporation and any Preferred Stock Designation, if, in the case of a Business Combination that does not involve any cash or other consideration being received by the stockholders of the corporation, solely in their respective capacities as stockholders of the corporation, the condition specified in the following paragraph (1) is met, or, in the case of any other Business Combination, the conditions specified in either of the following paragraph (1) or paragraph (2) are met:

                  (1)      The Business Combination shall have been approved by:

                           (i)      a majority of the Continuing Directors (as
hereinafter defined); provided however, that this condition shall not be capable of satisfaction unless there are at least two Continuing Directors; or

                           (ii)     a majority of the shares not held by the
Interested Stockholder.

                  (2)      All of the following conditions shall have been met:

                           (i)      The consideration to be received by holders
of shares of a particular class (or series) of outstanding Voting Stock (including Common Stock and other than Excluded Preferred Stock (as hereinafter defined)) shall be in cash or in the same form as the Interested Stockholder or any of its Affiliates has previously paid for shares of such class (or series) of Voting Stock. If the Interested Stockholder or any of its Affiliates have paid for shares of any class (or series) of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class (or series) of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class (or series) of Voting Stock previously acquired by the Interested Stockholder.

                           (ii)     The aggregate amount of (x) the cash and (y)
the Fair Market Value, as of the date (the "Consummation Date") of the consummation of the Business Combination, of the consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following (in each case appropriately adjusted in the event of any stock dividend, stock split, combination of shares or similar event):

                                    (a)      (if applicable) the highest per
share price paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by them within the two-year period immediately prior to the date of the first public announcement of the proposal of the Business Combination (the "Announcement Date") or in any transaction in which the Interested Stockholder became an Interested Stockholder, whichever is higher, and

                                    (b)      the Fair Market Value per share of
Common Stock on the Announcement Date or the first date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date") (which, if more than two years prior to the Announcement Date shall be deemed to be the date two years prior to the Announcement Date), whichever is higher.

                           (iii)    The aggregate amount of (x) the cash and (y)
the Fair Market Value, as of the Consummation Date, of the consideration other than cash to be received per share by holders of shares of any class (or series), other than Common Stock or Excluded Preferred Stock, of outstanding Voting Stock shall be at least equal to the higher of the following (in each case appropriately adjusted in the event of any stock dividend, stock split, combination of shares or similar event), it being intended that the requirements of this paragraph 2(iii) shall be required to be met with respect to every such class (or series) of outstanding Voting Stock whether or not the Interested Stockholder or any of its Affiliates has previously acquired any shares of a particular class (or series) of Voting Stock):

                                    (a)      (if applicable) the highest per
share price paid by the Interested Stockholder or any of its Affiliates for any shares of such class (or series) of Voting Stock acquired by them within the two-year period immediately prior to the Announcement Date or in any transaction in which it became an Interested Stockholder, whichever is higher; and

                                    (b)      the Fair Market Value per share of
such class (or series) of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

                           (iv)     After such Interested Stockholder has become
an Interested Stockholder and prior to the consummation of such Business
Combination: (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock; (b) there shall have been (I) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (II) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (c) neither such Interested Stockholder nor any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

                           (v)      After such Interested Stockholder has become
an Interested Stockholder, such Interested Stockholder and any of its Affiliates shall not have received the benefit, directly or indirectly (except proportionately, solely in such Interested Stockholder's or Affiliate's capacity as a stockholder of the corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                           (vi)     A proxy or information statement describing
the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

                           (vii)    Such Interested Stockholder shall have
supplied the corporation with such information as shall have been requested pursuant to Section E of this Article VII within the time period set forth therein.

         C.       For the purposes of this Article VII:

                  (1) A "person" means any individual, limited partnership, general partnership, corporation or other firm or entity.

                  (2) "Interested Stockholder" means any person (other than the corporation or any Subsidiary) who or which:

                           (i)      is the Beneficial Owner (as hereinafter
defined), directly or indirectly, of fifteen percent (15%) or more of the voting power of all of the then-outstanding shares of the Voting Stock, or

                           (ii)     is an Affiliate of the corporation and at
any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of all of the then-outstanding shares of the Voting Stock, or

                           (iii)    is an assignee or has otherwise succeeded to
any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the 1933 Act.

                  (3) A person shall be a "Beneficial Owner" of, or shall "Beneficially Own," any Voting Stock:

                           (i)      which such person or any of its Affiliates
or Associates (as hereinafter defined) beneficially owns, directly or indirectly within the meaning of Rule l3d-3 under the Securities Exchange Act of 1934, as in effect on May 11, 1993; or

                           (ii)     which such person or any of its Affiliates
or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the Beneficial Owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner); or

                           (iii)    which is beneficially owned, directly or
indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on May 11, 1993, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in subparagraph (ii) of this paragraph (3)) or disposing of any shares of Voting Stock;

provided, however, that in case of any employee stock ownership or similar plan of the corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to beneficially own any shares of Voting Stock held under any such plan.

                  (4) For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph (2) of this Section C, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph (3) of this Section C but shall not include any other unissued shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                  (5) "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on May 11, 1993.

                  (6) "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (2) of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned directly or indirectly, by the corporation.

                  (7) "Continuing Director" means any member of the Board of Directors of the corporation who is a director originally elected or appointed upon incorporation of the corporation or who is not an Interested Stockholder or affiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is not an Interested Stockholder or unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for an appointment or election by a majority of Continuing Directors then on the Board.

                  (8) "Fair Market Value" means: (i) in the case of stock, the highest closing sale price on the last trading day immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock
Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange
Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price quotation with respect to a share of such stock on the last trading day preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations
System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board in accordance with Section D of this Article VII; and
(ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in accordance with Section D of this Article VII.

                  (9) In the event of any Business Combination in which the corporation survives, the phrase "consideration other than cash to be received" as used in paragraphs (2)(ii) and (2)(iii) of Section B of this Article VII shall include the shares of Common Stock and/or the shares of any other class (or series) of outstanding Voting Stock retained by the holders of such shares.

                  (10) "Whole Board" means the total number of directors which this corporation would have if there were no vacancies.

                  (11) "Excluded Preferred Stock" means any series of Preferred Stock with respect to which the Preferred Stock Designation creating such series expressly provides that the provisions of this Article VII shall not apply.

         D. A majority of the Whole Board but only if a majority of the Whole Board shall then consist of Continuing Directors or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors, shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article, including, without limitation, (i) whether a person is an Interested Stockholder, (ii) the number of shares of Voting Stock beneficially owned by any person (iii) whether a person is an Affiliate or Associate of another, (iv) whether the applicable conditions set forth in paragraph (2) of Section B have been met with respect to any Business Combination, (v) the Fair Market Value of stock or other property in accordance with paragraph (8) of Section C of this Article VII, and (vi) whether the assets which are the subject of any Business Combination referred to in paragraph
(1)(ii) of Section A have or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination referred to in paragraph (1)(iii) of Section A has, an aggregate Fair Market Value equal to or greater than 15% of the corporation's assets as set forth on the corporation's most recent audited consolidated financial statements.

         E. A majority of the Whole Board shall have the right to demand, but only if a majority of the Whole Board shall then consist of Continuing Directors, or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors shall have the right to demand, that any person who it is reasonably believed is an Interested Stockholder (or holds of record shares of Voting Stock Beneficially Owned by any Interested Stockholder) supply this corporation with complete information as to
(i) the record
owner(s) of all shares Beneficially Owned by such person who it is reasonably believed is an Interested Stockholder, (ii) the number of, and class or series of, shares Beneficially Owned by such person who it is reasonably believed is an Interested Stockholder and held of record by each such record owner and the number(s) of the stock certificate(s) evidencing such shares, and (iii) any other factual matter relating to the applicability of effect of this Article VII, as may be reasonably requested of such person, and such person shall furnish such information within 10 days after receipt of such demand.

         F. Nothing contained in this Article VII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                                     VIII.

         A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B of this Article VIII, and all right conferred upon the stockholders herein are granted subject to this reservation.

         B. Notwithstanding any other provisions of this Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Restated Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Article V, VI, VII or VIII.

                                     * * * *

         FOUR:    This Restated Certificate of Incorporation has been duly
approved by the Board of Directors of this Corporation.

         FIVE:    This Restated Certificate of Incorporation has been duly
adopted in accordance with the provisions of Sections 228 and 245 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the Corporation. The total number of outstanding shares entitled to vote or act by written consent was 27,364,171 shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Restated Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

         IN WITNESS WHEREOF, Corvas International, Inc. has caused this Restated Certificate of Incorporation to be signed by the President and the Secretary in San Diego, California this __ day of ___________ 2001.

                                            CORVAS INTERNATIONAL, INC.
                                            By:
                                                     -----------------
                                                     Randall E. Woods
                                                     President

ATTEST:
By:
         --------------------------
         M. Wainright Fishburn
         Secretary

                                     [SIDE 1]
                         Please date, sign and mail your
                      Proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                           CORVAS INTERNTATIONAL, INC.

                             Tuesday, May 22, 2001


1. To elect three Class III directors to hold office until the 2004 Annual Meeting of Stockholders or until their successors have been elected and have qualified.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS LISTED BELOW.

Nominees:  M. Blake Ingle, Ph.D.
           Burton E. Sobel, M.D.
           Randall E. Woods

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

2. To approve the Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 75,000,000.

3. Ratification of KPMG LLP as the Company's independent public accountants for fiscal year 2001.


                                     [SIDE 2]
                            Corvas International, Inc.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Randall E. Woods and George P. Vlasuk, Ph.D. or either of them, each with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Corvas International, Inc. (the "Company") to be held on Tuesday May 22, 2001 at 3:00 p.m., local time, at the offices of the Company located at 3030 Science Park Road, San Diego, California, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretinalary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR ELECTION LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                         (To be Signed on Reverse Side)